SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 26,
                            1996

          Equivantage Home Equity Loan Trust 1996-1
   (Exact name of registrant as specified in its charter)

New York                               33-87040
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


          Equivantage Home Equity Loan Trust 1996-1
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1996-1 makes monthly remittances to security holders. The latest remittance was made August 26, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of August
26, 1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1996-1
                         (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.


                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of August 26, 1996.





EXHIBIT 21.1                       PAGE 6

EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          July 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:    August 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A        Senior         Pass Through     Variable
75,005,000.00       6.55000000%               0.00
0.00               0.00   0.8833365438
R        Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
SUB.     Subordinate    Support          Accretion
4,579.76     232.26852257%               0.00
0.00               0.00 307.3306526980
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
75,009,579.76                                 0.00
0.00               0.00   0.9020468894


Report  1
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EXHIBIT 21.1                       PAGE 7

                                                 EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          July 1996                Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:    August 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________
A          07/31/1996          6.55000000%
67,224,376.44         366,933.05         969,718.97
0.00      66,254,657.47       1,336,652.02
R          07/31/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
SUB.       07/31/1996        232.26852257%
1,179,248.67               0.00               0.00
0.00       1,407,500.63               0.00
____________________________________________________________
____________________________________________________________
____________________________________
Totals
68,403,625.11         366,933.05         969,718.97
0.00      67,662,158.10       1,336,652.02




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EXHIBIT 21.1                       PAGE 8

                                             EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services              Reporting
Month:          July 1996             Phone:
(410) 884-2085
11000 Broken Land Parkway                       Distribution
Date:    August 26, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________
A                29476YAF6              75,005,000.00
4.89211453      0.92148097      8.96408679     12.92872435
0.00000000    0.8833365438
R                N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
SUB.             N/A                         4,579.76
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000  307.3306526980
____________________________________________________________
____________________________________________________________
_____________________________
Totals                                  75,009,579.76
0.9020468894


Report  3
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EXHIBIT 21.1                       PAGE 9


EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          July 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:    August 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A              67,224,376.44        69,115.68
672,351.33       228,251.96             0.00
969,718.97             0.00    66,254,657.47
0.00
R                       0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.            1,179,248.67             0.00
0.00     (228,251.96)             0.00             0.00
0.00     1,407,500.63             0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals         68,403,625.11        69,115.68
672,351.33             0.00             0.00
969,718.97             0.00    67,662,158.10
0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other
0.00



Notes:
Accretion Amount represents the Subordination Increase
Amount.




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EXHIBIT 21.1                       PAGE 10

EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          July 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:    August 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A                 6.55000000%    67,224,376.44
366,933.05             0.00             0.00
0.00             0.00       366,933.05    66,254,657.47
R                 0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.            232.26852257%     1,179,248.67
228,251.96             0.00       228,251.96
0.00             0.00             0.00     1,407,500.63
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
595,185.01             0.00       228,251.96
0.00             0.00       366,933.05



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EXHIBIT 21.1                       PAGE 11

EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          July 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:    August 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 606,498.55
Interest Payments                                366,933.05
    Scheduled Principal                            69,115.68
Scheduled Principal Payment                       69,115.68
    Other Principal                               672,351.33
Other Principal Payments                         900,603.29
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                 11,313.54
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
1,347,965.56                Total Withdrawals
1,347,965.56


Ending Balance
0.00
____________________________________________________________
____________________________________________________________
______________________________________________________




Report  6
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EXHIBIT 21.1                       PAGE 12


EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          July 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:    August 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





____________________________________________________________
____________________________________________________________
________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
                   26  1,917,133.39         8    796,337.03
9    505,843.95        11    570,548.59         0
0.00        54       3,789,862.96
____________________________________________________________
____________________________________________________________
________________________________________
Totals             26  1,917,133.39         8    796,337.03
9    505,843.95        11    570,548.59         0
0.00        54       3,789,862.96




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EXHIBIT 21.1                       PAGE 13
                                              EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services               Reporting
Month:          July 1996              Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:    August 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
703,447.50|          703,447.50

|
Positive Amortization
69,115.68|           69,115.68
Negative Amortization
0.00|                0.00
Regular Curtailments
3,947.95|            3,947.95
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
668,403.38|          668,403.38
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
741,467.01|          741,467.01

|
Scheduled Interest
634,331.82|          634,331.82
Servicing Fee
27,833.27|           27,833.27
Master Servicing Fee
2,449.15|            2,449.15
Spread
0.00|                0.00
     Total Pass-Through Interest
595,185.01|          595,185.01

|
Beginning Balance
68,403,625.11|       68,403,625.11
Ending Balance
67,662,158.10|       67,662,158.10
Gross P&I Distribution
1,347,965.56|        1,347,965.56
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
1,347,965.56|        1,347,965.56

|
Beginning Loan Count
1198|                1198
Number of Loan Payoffs
15|                  15
Ending Loan Count
1183|                1183

|
Weighted Average Maturity
244.0000000000|      244.0000000000
Weighted Average Gross Rate
11.128038640%|       11.128038640%
Weighted Average Net Rate
10.639761540%|       10.639761540%
Weighted Average Pass-Through Rate
10.441288900%|       10.441288900%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
0.00|                0.00

|

|







Report  8
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EXHIBIT 21.1                       PAGE 14


EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:          July 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:    August 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
4,579.76            0.00            0.00            0.00
2.08018879%    1,407,500.63      67,662,158.10





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                      741,467.01 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%
































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